Exhibit 10.1

EXCHANGE AGREEMENT

This Exchange Agreement (“Agreement”) is entered into effective as of April 21, 2020 (the “Effective Date”), by and between Predictive Oncology, Inc., a Delaware corporation (the “Company”), and Carl Schwartz (“Holder”).

INTRODUCTION

A.                 Holder is the Company’s CEO and the holder of a promissory note issued by the Company in the principal amount of $2,115,000 bearing twelve percent (12%) interest per annum and with a maturity date of September 30, 2020 (the “Note”). The Note was issued by the Company to Holder on January 31, 2020 in exchange for certain existing promissory notes, pursuant to the Exchange Agreement dated January 31, 2020.

B.                  The accrued interest on the Note through the date hereof is $77,878.36, resulting in a total balance of $2,192,878.36 in principal and accrued interest on the Note as of the date of this Agreement.

C.                  Holder is willing, and the Company has agreed, to exchange the Note for newly issued shares of common stock, $0.01 par value of the Company (“Common Stock”), pursuant to the terms and conditions of this Agreement, which were negotiated by the Company on an arms-length basis with Holder and approved by the Audit Committee of the Company’s Board of Directors in accordance with the listing requirements of the Nasdaq Stock Market.

AGREEMENT

Now, therefore, in consideration of the foregoing facts and premises, the covenants and agreements contained herein, and for other good and valuable consideration the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, hereby agree as follows:

1.                   Exchange. Effective as of the Effective Date, Holder hereby delivers the Note to the Company in exchange for 1,533,481 shares of Common Stock (the “Shares”) at an exchange rate of $1.43 per share, equal to the closing price of the Common Stock on the trading day immediately before the date of this Agreement. Contemporaneously with the execution of this Agreement, Holder shall deliver to the Company the Note, which the Company shall mark “cancelled”. On the date of this Agreement, the Company shall cause the Shares to be issued to Holder in book entry form.

2.                   Termination of Obligation Under Note. Holder acknowledges and agrees that effective on the date of this Agreement, the Company shall no longer have any obligations under the Note.

3.                   Shares Not Registered. The Shares have not been registered with the Securities and Exchange Commission and therefore will require a legend restricting future transfers, unless and until Holder receives a later dated opinion of counsel to the contrary, as follows:

THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED. THE SECURITIES MAY NOT BE SOLD, TRANSFERRED OR ASSIGNED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER SAID ACT, OR AN OPINION OF COUNSEL IN FORM, SUBSTANCE AND SCOPE CUSTOMARY FOR OPINIONS OF COUNSEL IN COMPARABLE TRANSACTIONS, THAT REGISTRATION IS NOT REQUIRED OR UNLESS SOLD PURSUANT TO RULE 144 UNDER SAID ACT.

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4.                   Further Restriction on Sale or Transfer. Holder agrees (i) not to sell or otherwise transfer 766,740 Shares (one-half of the Shares) for three (3) months after the date of this Agreement, and (ii) not to sell or otherwise transfer the remaining 766,741 Shares for six (6) months after the date of this Agreement. Holder agrees that the book entry account containing the Shares will contain a notation to the effect that transfer of the Shares is restricted pursuant to this Agreement.

5.                   Holder Representations. Holder hereby represents and warrants to the Company that: (a) the execution, delivery and performance of this Agreement by Holder does not conflict with any other agreement binding upon Holder, and this Agreement represents the valid and binding obligation of Holder, enforceable in accordance with its terms; and (b) Holder is the record and beneficial owner of the Note and has the full power, authority and capacity to transfer the Note free and clear of any liens, pledges, security interests, restrictions of transfer or encumbrances of any kind or nature.

6.                   Company Representations. The Company hereby represents and warrants to Holder that: (a) the execution, delivery and performance of this Agreement by the Company does not conflict with any other agreement binding upon the Company, and this Agreement represents the valid and binding obligation of the Company, enforceable in accordance with its terms; (b) the Company has the requisite power and authority to enter into this Agreement and to carry out its obligations hereunder; and (c) the Shares shall be validly issued, duly authorized and non-assessable.

7.                   General Provisions.

(a)                Paragraph/Section Headings; Gender; Number. The paragraph/section headings in this Agreement are for convenience only; they form no part of this Agreement and will not affect its interpretation. Words used herein, regardless of the number and gender specifically used, will be deemed and construed to include any other number, singular or plural, and any other gender, masculine, feminine or neuter, as the context requires.

(b)                Notices. All notices under this Agreement shall be in writing and may be given by personal delivery, express delivery, courier, U.S. mail, facsimile or email. Notice shall be effective upon receipt or refusal.

(c)                Right to Specific Performance. In view of the purposes of this Agreement, it is agreed that the remedy at law for failure of any party to perform would be inadequate and that the injured party, at its option, shall have the right to seek the specific performance of this Agreement in a court of competent jurisdiction.

(d)                Waiver and Cumulative Remedies. No failure or delay by any party in exercising any right under this Agreement shall constitute a waiver of that right. Other than as expressly stated herein, the remedies provided herein are in addition to, and not exclusive of, any other remedies of a party at law or in equity. In all cases of litigation, the prevailing party shall be entitled to collect from the other party any reasonable attorneys’ fees and costs incurred in bringing any action against such party or otherwise to enforce the terms of this Agreement, as well as any attorneys’ fees and costs for the collection of any judgments in the prevailing party’s favor arising out of this Agreement.

(e)                Severability. If any provision of this Agreement is held by a court of competent jurisdiction to be contrary to law, the provision shall be modified by the court and interpreted so as best to accomplish the objectives of the original provision to the fullest extent permitted by law, and the remaining provisions of this Agreement shall remain in effect.

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(f)                 Assignment. No party may assign any of its rights or obligations hereunder, whether by operation of law or otherwise, without the prior written consent of the other parties. Any attempted assignment, delegation, or transfer in contravention of this Agreement shall be null and void ab initio.

(g)                Governing Law; Venue. The validity, construction and performance of this Agreement shall be governed by, interpreted and enforced in accordance with the laws of the State of Minnesota, without regard to its conflicts-of-law principles. The venue for any action hereunder shall be in the State of Minnesota, whether or not such venue is or subsequently becomes inconvenient, and the parties consent to the jurisdiction of the courts of the State of Minnesota, County of Hennepin, and the U.S. District Court, District of Minnesota.

(h)                Further Assurances. Each party shall execute and deliver such additional documents and instruments and to perform such additional acts as may be necessary or appropriate to effectuate, carry out and perform all of the terms, provisions and conditions of this Agreement and the transactions contemplated hereby.

(i)                 Entire Agreement; Counterparts. This Agreement, including any attachments and exhibits hereto, constitutes the entire agreement between the parties as to its subject matter and supersedes all previous and contemporaneous agreements, proposals or representations, written or oral, concerning its subject matter. No modification, amendment or waiver of any provision of this Agreement shall be effective unless in writing signed by all parties. This Agreement may be executed electronically and in counterparts, which taken together shall form one legal instrument.

[Signature Page Follows]

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[Signature Page to Exchange Agreement]

IN WITNESS WHEREOF, the undersigned have executed this Agreement to be effective as of the Effective Date.

PREDICTIVE ONCOLOGY INC.
a Delaware corporation

By: /s/ Bob Myers

Name: Bob Myers

Its: Chief Financial Officer

/s/ Carl Schwartz

Carl Schwartz

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